POWER OF ATTORNEY


     BE IT KNOWN that the undersigned, in his or her capacity or capacities as an officer or a member of the Board of Directors of American Oilfield Divers, Inc. d/b/a Ceanic, a Louisiana corporation (the "Company"), does hereby make, constitute and appoint QUINN J. HEBERT and CATHY M. GREEN, and each of them acting individually, his or her true and lawful attorney-in-fact with power to act without the other and with full power of substitution to execute, deliver and file, for and on behalf of the undersigned, in his or her name and in his or her capacity or capacities as aforesaid, an Annual Report of the Company on Form 10-K for the year ended December 31, 1997, and any amendment or amendments thereto and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

     EXECUTED this 28th day of February, 1998.


                                        /s/ Stephen A. Lasher
                                   ____________________________
                                        Stephen A. Lasher

                       POWER OF ATTORNEY


     BE IT KNOWN that the undersigned, in his or her capacity or capacities as an officer or a member of the Board of Directors of American Oilfield Divers, Inc. d/b/a Ceanic, a Louisiana corporation (the "Company"), does hereby make, constitute and appoint QUINN J. HEBERT and CATHY M. GREEN, and each of them acting individually, his or her true and lawful attorney-in-fact with power to act without the other and with full power of substitution to execute, deliver and file, for and on behalf of the undersigned, in his or her name and in his or her capacity or capacities as aforesaid, an Annual Report of the Company on Form 10-K for the year ended December 31, 1997, and any amendment or amendments thereto and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

     EXECUTED this 28th day of February, 1998.


                                      /s/ William C. O'Malley
                                   ____________________________
                                          William C. O'Malley

                       POWER OF ATTORNEY


     BE IT KNOWN that the undersigned, in his or her capacity or capacities as an officer or a member of the Board of Directors of American Oilfield Divers, Inc. d/b/a Ceanic, a Louisiana corporation (the "Company"), does hereby make, constitute and appoint QUINN J. HEBERT and CATHY M. GREEN, and each of them acting individually, his or her true and lawful attorney-in-fact with power to act without the other and with full power of substitution to execute, deliver and file, for and on behalf of the undersigned, in his or her name and in his or her capacity or capacities as aforesaid, an Annual Report of the Company on Form 10-K for the year ended December 31, 1997, and any amendment or amendments thereto and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever that said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney or attorneys may do or cause to be done by virtue of this Power of Attorney.

     EXECUTED this 28th day of February, 1998.


                                        /s/ George C. Yax
                                   ____________________________
                                            George C. Yax